UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-09174

Aegis Value Fund, Inc.
(Exact name of registrant as specified in charter)

1100 North Glebe Road, Suite 1040
Arlington, VA 22201
(Address of principal executive offices) (Zip code)

William S. Berno
1100 North Glebe Road, Suite 1040
Arlington, VA 22201
(Name and address of agent for service)

Registrant's telephone number, including area code:     (703) 528-7788

Date of fiscal year end: August 31

Date of reporting period: August 31, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Aegis Value Fund, Inc.

Sixth Annual Report

August 31, 2003

Shareholders' Letter                                                                                                                         October 14, 2003

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund's Sixth Annual Report for the year ended August 31, 2003.

We take this opportunity to welcome new shareholders to the Fund and provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we are contrarian, bottom-up stock selectors. We generally buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market. We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, proper use of corporate profits including bargain-priced share repurchases, and appropriate executive salary and option levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.

For a prospectus and more information on our philosophy, investment strategy, or performance, please stop by our website at www.aegisvaluefund.com or call us at 1-800-528-3780.

Fund Performance

Since the Aegis Value Fund's inception on May 15, 1998, the Fund has performed well against market averages, returning a cumulative gain of 29.05 percent through October 14, 2003, compared to a gain of 45.28 percent in our primary small-cap value benchmark, the Russell 2000 Value Index, a 2.22 percent cumulative gain in the S&P 500 index of large-cap stocks, and a cumulative gain of 20.94 percent for the Russell 2000 Index of small-cap stocks. We currently hold a 5-star rating from Morningstar, with a trailing 5-year record that places us in the top 8 percent of all small-cap value funds tracked by Morningstar.

For the fiscal year ended August 31, 2003, the Aegis Value Fund posted a gain of 23.69 percent, slightly above the 23.68 percent return for the Russell 2000 Value Index. The S&P 500 Index returned 12.07 percent for the year, while the Russell 2000 Index gained 29.08 percent.

We continue to manage the Fund for positive long-term returns, and are not overly attentive to how we perform against any benchmark index over short time frames. We wish to remind our shareholders of our continuing belief that an ability to tolerate near-term negative deviation from the index is often required for long-term investment success. Historical studies (some of which are detailed in the August 31, 2001 Annual Report) show that many of history's most successful long-term investors underperformed their benchmarks during 30 to 40 percent of all years studied. Our goal remains to exceed our benchmarks and deliver strong positive returns over return periods of three or more years. Table 1 shows the annualized performance of the Aegis Value Fund against the Russell 2000 Value Index during every rolling 3-year quarterly period since inception of the Fund. Although we obviously cannot guarantee future results, we hope our long-term shareholders have been pleased so far.

Table 1: Aegis Value Fund Rolling Three-Year Annualized Returns
Period		Aegis Value Fund	Russell 2000 Value Index

6/98	6/01	18.53%	6.93%
9/98	9/01	22.30%	8.83%
12/98	12/01	21.47%	11.32%
3/99	3/02	24.94%	18.72%
6/99	6/02	18.44%	12.01%
9/99	9/02	15.30%	6.27%
12/99	12/02	18.35%	7.44%
3/00	3/03	14.45%	4.28%
6/00	6/03	19.05%	4.08%
9/00	9/03	22.95%	11.06%

Our sixth fiscal year was one of tremendous market volatility. At the start, the general market was in the midst of a steep decline, and by October 9, 2002, the Russell 2000 Value Index had dropped 16.0 percent to a low not seen since October 2000. During this sell-off and turmoil, as Table 2 illustrates, a substantial number of securities were purchased as they reached attractive valuation levels. The cash position in the Fund comfortably allowed these purchases despite suffering $5.1 million in redemptions during the period of decline.

The market made a swift reversal between the October 9, 2002 low and November 27th. The Russell 2000 Value Index advanced 22.6 percent, the Fund climbed 14.2 percent, and investors deposited a net $19.4 million of new capital into the Fund.

After November 27th, investors increasingly grew fearful of the economic fallout from the looming war with Iraq. The market began a new decline, with the Russell 2000 Value Index dropping 14.2 percent by March 12th, testing its prior October lows. During this second downturn stocks meeting our strict valuation parameters were purchased heavily despite Fund net redemptions of $4.3 million. As a result, by March 18th the Fund was 86.4 percent invested in equities.

Table 2: Aegis Value Fund Net Stock Purchases

(Shows dollar amount of portfolio net purchases and net sales throughout the fiscal year compared to the level of the Russell 2000 Value Index throughout the fiscal year.)

In the Semi-Annual Report dated April 16th, we reported that the first quarter decline in calendar 2003 proved a difficult environment for the Fund as several large holdings experienced significant price declines. We highlighted five particular holdings that led to our underperformance for the quarter: Luby's, Prime Hospitality, KLM Royal Dutch, Audiovox, and Stillwater Mining.

In the Semi-Annual Report, we wrote "In each case [we] believe our investment thesis is still valid and continue to hold shares until market prices reflect our estimate of intrinsic value or something fundamental changes." Given that the shares in each of these companies were purchased at a discount to our intrinsic value estimates, and that the share prices had further declined while our intrinsic value estimates remained intact, it was our conclusion that the margin of safety had increased. Rather than exit these investments, in several cases the Fund purchased additional shares. Although nothing is certain until profit is realized, we believe it may be constructive to provide a follow-up on these holdings.

Luby's has risen from a March 10th low of $0.95 to an August 29th close of $2.45. We believe there remains additional value to be realized in the shares.

Prime Hospitality, which owns the AmeriSuites hotel chain, has risen from a March 5th low of $4.50 to an August 29th close of $8.95. Recently, analysts have turned more bullish on an upturn in business travel, giving hotel companies like Prime Hospitality a better opportunity for pricing and occupancy improvements.

KLM Royal Dutch has risen from a March 12th low of $5.82 to an August 29th close of $11.09. As of the writing of this report on October 14, 2003, the price stands at $16.00 due to the pending merger with Air France.

Audiovox has risen from a March 24th low of $5.82 to an August 29th close of $13.68.

Stillwater Mining has risen from a February 27th low of $2.20 to an August 29th close of $7.34. We tendered a number of shares during the quarter for $7.50 per share in cash.

While the pricing on these five stocks experienced particularly remarkable turnarounds over the last six months, the increase in valuation across the entire portfolio was broad-based. Of the 88 holdings in the Fund as of February 28th, seven have been completely sold out of the portfolio due to favorable price appreciation. Of the remaining 81 holdings, only nine experienced price declines between February 28, 2003 and August 31, 2003. These price declines were very moderate when compared against the increases across the remainder of the portfolio.

The market's rebound following the Russell 2000 Value Index's low on March 12th, and the posting of our Fund's 5-year record on May 15th, attracted a significant amount of new investor capital to the Fund. $85.9 million of net inflows entered the Fund between March 12th and fiscal year-end August 31st. Net capital inflows, combined with a slowing in our purchases of equity investments and a sell-off of appreciated holdings, increased cash balances to 33.3 percent of total assets by August 31st.

It is natural for investors to rush cash into the market when rosy returns are being realized and expectations mount for even greater future gains. However, we are disciplined, contrarian, bottom-up stock selectors with a somewhat different approach. While we remain committed to full, prudent investment of the Fund's cash into equities, the Fund's primary emphasis will always be on selecting and owning what we judge to be prudent investments. Capital inflows will neither hurry our decision to work money into the market nor change our investment philosophy.

At this juncture, there is no intention to close the Fund, but investors should understand we are not concerned about holding cash while we continue our due diligence and selection work. In this climate, the Fund's muted short term performance may not win the quarterly footrace, but over time our goal is to keep our investors' funds growing at a respectable long-term rate compared to the market and at a risk that we constantly work to minimize.

Nevertheless, we wish to emphasize that should the rate of asset growth at our Fund exceed our ability to judiciously and deliberately invest the cash while offering the potential of superior returns in what we consider a timely manner consistent with our discipline over the long-term, we will not hesitate to close the Fund.

The Current Climate

The recent surge in equity valuations has been broad-based and extraordinary. A typical day on the NYSE in the last month ended with 300-500 issues at new 52-week highs and only a half-dozen or so at new 52-week lows. In the last six months, the Russell 2000 Value Index has been climbing at a compound annualized rate of 88.6 percent. Obviously, such a broad surge in valuation cannot continue indefinitely. Consider for comparison that from 1965 through 2002, the S&P 500 index managed 10.0 percent annual pre-tax returns. The man often cited as the greatest investor of all time, Warren Buffett, managed 22.2 percent after-tax returns during that period for his company, Berkshire Hathaway. By any measure, the rate of current market growth is extraordinary. It is a near certainty that our benchmark Russell 2000 Value Index will slow its current rise and could quite possibly fall.

The market is approaching the Q3 earnings season and several companies are reporting dramatic improvements to earnings. With the S&P 500 Index trading at 30 times trailing earnings, we feel that a significant earnings surge is already built into the prices of many stocks. Should a robust earnings recovery fail to materialize on an aggregate basis, investors could suffer.

Portions of the market have once again become speculative and even somewhat reminiscent of the late 1990s. Day-traders are once again bidding up prices of Internet and biotech stocks to valuation levels we consider risky and unsustainable. In June and July alone, the amount of Nasdaq margin debt soared from $7.6 billion to $26 billion, surpassing Nasdaq margin debt levels in March of 2000 just prior to the bursting of the technology bubble.

We are keenly aware that many corporate executives and other "insiders" are not optimistic about delivering the earnings growth the market currently expects. Company insiders sold forty dollars of their company stock for every dollar they purchased in August. This trend continued in September, with the ratio increasing to 47:1. To put this so-called "sell-buy" ratio into perspective, there have only been fifteen months in the last 10 years when the sell-buy ratio was greater than 20:1. Three of those fifteen months were July, August and September 2000 - preceeding the worst one-year performance of the S&P 500 of the decade. Another three of those months were May, June, and July of this year. These facts alone should give us pause to think.

In light of the environment, we have taken important steps to limit our Fund's downside exposure by keeping a strict buy discipline and by selling out of several portfolio holdings that have advanced beyond the point of prudent investment.

Finding new investments today that meet our strict criteria has been our primary challenge. Consider for example that on March 7th of this year when we screened domestic stocks looking for potential investment candidates with market caps greater than $70 million trading at less than tangible book value, we found 465 issues, many of which were at their lows for the year. When we screened on September 26th, the number of issues had fallen to 247, and many of these issues were significantly pricier than they had been in March. However, we are still finding investments that meet our approval. For example, we were recently able to purchase approximately $5 million of equity in an insurance company that traded at approximately 85 percent of tangible book value and approximately 4.5 times earnings. While market turmoil tends to significantly increase the pool of investment candidates available at acceptable valuations, in the interim, we are hard at work evaluating prospects that currently remain overlooked or may become available at acceptable valuation levels in the future.

To sum up, the good news is that our equities have increased in value. The bad news is that it is clear the risk-reward profile of holding small-value stocks in general has worsened over the last six months as valuations increased.

Market and Fund Valuation Levels

When compared against the S&P 500 stocks, small-cap value continues to look relatively appealing. As can be seen in Table 3, as of the end of September, the S&P 600 Value Index of small-cap value stocks traded at 65 percent of sales and 144 percent of book value. These levels represent a significant discount to the S&P 500 Index of large caps, which traded at 144 percent of sales and 287 percent of book value. The small-value discount on both price-to-sales and price-to-book, while still present, is not nearly as pronounced as it was in late 1999 and early 2000. It is also worth noting from Table 3 that the S&P 500 was valued at approximately 50 percent of sales and 100 to 150 percent of book value during a several year stretch in the late 1970s and early 1980s. If investors returned to a mindset of valuing the current market in the same manner, current prices would have to come down by 50 to 70 percent. While we do not place a high probability on this occurrence, we do manage the portfolio with an eye toward risk mitigation from a possible drop of this nature. While the available data we have for small value stocks does not go back past 1993, it is clear that small value stocks on the whole did not experience the run-up in valuations that the bigger caps did in the late 1990s, and as such remain at a relative discount. We continue to believe that if investors wish to invest in equities, small-cap value continues to offer a superior risk/reward ratio versus the more conventional large-cap market.

Table 3: Historical Price-To-Book And Price-To-Sales Valuation Levels

(Compares historical valuation levels of the Aegis Value Fund portfolio to the valuations of the S&P 500 Index and the S&P Smallcap 600 Index.) Source: Barra and Aegis Value Fund

(Footnotes:
1.     Those of you with a keen eye for detail will note that we have changed our data source and method of calculation since prior reports. Previously we relied on data from Morgan Stanley for price-to-book and price-to-sales ratios of our benchmarks. Henceforth we will cite Barra data, which is freely available at http://www.barra.com. We have standardized our method of calculation for Fund portfolio ratios to be consistent with methods used by Barra and Morningstar. Here are the Barra definitions of price-to-book and price-to-sales of a portfolio:

Price/Book: The inverse of the capitalization-weighted average of the individual constituent Book/Price ratios*. The individual company Book/Price ratio is the total common equity for the latest quarter divided by current company capitalization.

*Note that taking the average of the individual asset P/B ratios will yield a different result. Our method is mathematically equivalent to taking the capitalization of the index and dividing by the book value of the index. This is more consistent with the spirit of the index ratio than is a capitalization- weighted average of the individual asset P/B ratios and is also a more stable quantity.

Price/Sales: The inverse of the capitalization-weighted average of the individual constituent Sales/Price values. The individual company Sales/Price ratio is the sum of the most recently available four quarters of net sales divided by current company capitalization.

2.      Aegis Value Fund ratios exclude any consideration of non-equity holdings (e.g., cash). This is consistent with Morningstar, Inc. practices.)

As of September 30, 2003, equities in the Aegis Value Fund traded at levels representing approximately 27 percent of sales and 66 percent of book value. From Table 3, it is clear that these valuation levels for the life of the Fund have represented a significant discount to the valuation levels of both the S&P 500 Index and the S&P 600 Value Index. For those of you who may be concerned about a drift in our discipline during the recent run-up, you may be somewhat comforted by the fact that Table 3 also shows that stocks in the Aegis Value Fund, on average, are still trading at prices well within their historical range of 17-34 percent of sales and 47-85 percent of book value.

On A Final Note

This year for the first time, courtesy of the Sarbanes-Oxley legislation, mutual fund officers are required to sign a certification, covering both the financials and the shareholder letter, a portion of which follows:

"Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report."

While many in the mutual fund industry feel caught up in legislation directed primarily at corporate malfeasance (i.e. Enron), regardless of Congress' intentions, it is clear to anyone who carefully reads the certification that it acts to put a damper on comprehensive and frank communication between managers and shareholders within the shareholder letter. Many funds are reacting to the requirement by reducing the scope of what is discussed in the shareholder letter: The less said, the less to certify. Because we highly value close shareholder communication, we have chosen to stay the course and will try our best to keep our shareholder letters meaningful. However, given that we will sign the certification, we wish our shareholders to be aware of the following disclosures with respect to our annual letter:

This shareholder letter incorporates our current views and beliefs. Clearly, these views and beliefs are time dependent and are subject to change without notification to you in any way.

In this letter, we have shared with you our point of view, our opinion, on the future direction of the market and other various items. We believe in what we are saying, and believe our opinions and conclusions are grounded with factual evidence, but our opinions and conclusions could be wrong.

We have also highlighted in this letter to you important, relevant factors for us in reaching our opinions. There may be thousands of other factors we know of that are also relevant and important to us in reaching our opinions that are not explicitly mentioned in this report, the inclusion of which is not possible in the space allotted.

We disavow any interpretation of any statement or information herein as a predictor or a guarantee of future performance of the Aegis Value Fund.

We know that the mutual fund "industry" has been in the spotlight recently with a tremendous amount of negative publicity. We want you to know that we take our fiduciary obligation to you very seriously and work hard to ensure that our shareholders are treated properly and earn a good return on their investment. We put a heavy emphasis on shareholder communications, and handle the function internally. Should you ever have any questions regarding our company, our philosophy or our approach, we welcome you to get in touch with us. We continue to have the overwhelming portion of our own liquid assets invested in the Fund, or in the same manner, so we remain committed to our investment style.

Berno, Gambal, & Barbee, Inc.
Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Note: All historical performance returns shown in this shareholders' letter for the Aegis Value Fund Inc. are pre-tax returns.

Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 2003
Common Stock - 65.0%	Shares	Market Value
Industrial Cyclicals - 8.8%
Allied Defense Group, Inc.*	208,900	$3,941,943
American Pacific Corp.*(1)	706,500	5,807,430
Ampco-Pittsburgh Corporation	65,000	799,500
Butler Manufacturing, Inc.	173,300	2,550,976
Commonwealth Industries, Inc.	47,996	244,780
Ethyl Corporation*	208,260	2,399,155
International Aluminum Corp.	32,300	697,034
Pope & Talbot, Inc.	109,100	1,401,935
Quipp, Inc.*(1)	78,300	995,976
RTI International Metals Inc.*	148,600	1,560,300
Ryerson Tull - Class A	519,800	4,517,062
Steel Technologies Inc.	30,743	368,916
Stewart & Stevenson Inc.	33,900	606,810
Tecumseh Products Company - Class B	1,500	56,400
		25,948,217
Wholesale and Distribution - 1.1%

Nash Finch Company	212,300	3,377,693
3,377,693

Finance and Real Estate - 11.2%
Acceptance Insurance Companies, Inc.*	229,400	3,212
Allmerica Financial Corp.*	224,000	5,302,080
American Physicians Capital Inc.*	178,738	5,004,664
Crazy Woman Creek Bancorp	3,000	45,900
First Union Real Estate Equity SBI	1,045,000	1,901,900
Medallion Financial Corp.	11,400	76,380
Meristar Hospitality Inc.*	653,800	4,308,542
The MIIX Group Inc.*	720,000	612,000
Prime Hospitality Corp.*	786,000	7,034,700
SCPIE Holdings, Inc. (1)	747,902	8,077,342
Standard Pacific Corp.	19,550	694,807
		33,061,527
Textiles and Apparel - 3.0%
Delta Apparel, Inc.*	110,300	1,704,135
Delta Woodside Industries*(1)	428,700	1,328,970
Haggar Corporation	195,863	2,820,427
Nitches, Inc.	37,620	225,720
Quaker Fabric Corporation	388,642	2,600,015
		8,679,267
Transportation - 7.2%
Imperial Parking, Inc.*	750	16,575
International Shipholding Corp.*	95,700	1,015,377
KLM Royal Dutch Airline	397,000	4,402,730
Maritrans, Inc.	73,800	1,154,970
National RV Holdings*	276,300	1,967,256
OMI Corporation*	727,600	5,202,340
Overseas Shipholding Group, Inc.	100,000	2,591,000
SCS Transport, Inc.*	25,550	379,673
Sea Containers Ltd. - Class A*	308,200	4,422,670
		21,152,591
Energy & Natural Resources - 14.2%
Alliant Energy Corp.	160,000	3,348,800
Atwood Oceanics Inc.*	42,100	1,052,500
Avista Corporation	45,800	713,106
Global Industries, Inc.*	747,217	3,631,475
Horizon Offshore Inc.*	1,035,324	4,462,246
Idacorp Inc.	80,800	1,958,592
McMoran Exploration, Inc.*	1,875	22,275
PNM Resources, Inc.	170,000	4,658,000
Petroleum Development Corp.*	216,447	2,322,476
Reliant Resources Inc.*	1,125,900	5,201,658
Stillwater Mining Co.*	833,600	6,118,624
TECO Energy Inc.	200,000	2,366,000
Texas Genco Holdings Inc.	25,000	612,500
USEC Inc.	740,500	5,316,790
		41,785,042

Health Care - 0.4%
Nabi Biopharmaceuticals*	185,000	1,185,850
		1,185,850
Agriculture - 5.5%
The Andersons, Inc.	300,028	4,050,378
Dimon Inc.	571,200	3,941,280
MGP Ingredients Inc.	280	2,372
Seaboard Corporation	200	46,300
Standard Commercial Corporation	455,000	8,190,000
		16,230,330

Consumer Durables - 1.4%
Bassett Furniture Industries, Inc.	306,654	4,250,224
		4,250,224
Technology - 3.5%
Audiovox Corporation - Class A*	349,106	4,775,770
CAM Commerce Solutions, Inc.*	60,100	355,792
Clarus Corporation*	240,233	1,655,205
IDT Corporation*	10,000	175,200
IDT Corporation - Class B*	86,000	1,529,940
Integrated Telecom Express Inc.* (2)	308,300	30,830
Liquid Audio Inc.*	372,250	130,288
Printware, Inc.* (2)	32,000	3,200
Selectica, Inc.*	198,000	792,000
Sparton Corporation*	8,400	89,712
Technology Solutions Company*	828,594	762,306
		10,300,243
Retail and Entertainment - 6.4%
Books-A-Million Inc.*(1)	858,822	2,919,995
Bowl America Inc. - Class A	9,481	121,167
Duckwall-ALCO Stores, Inc.*	140,100	1,902,558
The Elder-Beerman Stores Corporation*	355,475	2,395,902
Garden Fresh Restaurants Inc.*	35,098	349,962
Luby's, Inc.*(1)	1,937,200	4,746,140
Marsh Supermarkets, Inc. - Class B	187,500	2,063,437
Nathan's Famous, Inc.*	132,400	595,800
OfficeMax Inc.*	386,000	3,589,800
		18,684,761

Consumer Non-Durables - 2.3%
CPAC, Inc.(1)	306,998	1,851,198
Head N.V.(1)	1,881,000	4,175,820
National Presto Industries, Inc.	15,000	548,250
		6,575,268
Total Common Stocks - (Cost $156,429,236)		$191,231,013
Preferred Stocks - 0.8%
Glenborough Realty 7.75% Convertible Pfd.	14,000	326,200
La Quinta Properties 9% Series A Preferred	76,800	1,889,280

Total Preferred Stocks - (Cost $1,925,256)		$2,215,480

Investment Companies - 1.4%
Federated Prime Obligations Fund	4,236,484	4,236,484

Total Investment Companies - (Cost $4,236,484)		$4,236,484

Short-Term Investments - 28.5%	Face Value	Market Value
U. S. Treasury Bill due 9/4/03	15,000,000	14,998,303
U. S. Treasury Bill due 9/18/03	20,000,000	19,991,296
U. S. Treasury Bill due 9/25/03	12,000,000	11,992,246
U. S. Treasury Bill due 10/2/03	15,000,000	14,987,562
U. S. Treasury Bill due 10/9/03	10,000,000	9,989,939
U. S. Treasury Bill due 10/16/03	12,000,000	11,985,749

Total Short-Term Investments - (Cost $83,945,095)		$83,945,095

Total Investments - 95.7% (Cost $246,536,071)		$281,628,072

Other Assets and Liabilities - 4.3%		12,570,907

Net Assets - 100.0%		$294,198,979

* Non-income producing securities
# Aggregate cost for tax purposes of $246,536,071
(1) Affiliated company- see Note 4.
(2) Company is in liquidation and security is being fair valued by the Board of Directors.

The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 2003
Assets
Investments at market value (cost $246,536,071)	$281,628,072
Cash	10,061,300
Receivable for investment securities sold	77,546
Receivable for fund shares sold	2,793,609
Interest and dividends receivable	309,401
Other assets	20,125
Receivable from investment advisor	28,243

Total assets	294,918,296
Liabilities
Payable for investment securities purchased	250,048
Payable for fund shares redeemed	396,174
Accrued expenses	73,095

Total liabilities	719,317

Net assets (19,061,032 shares of $0.001 par value
capital stock outstanding; 100,000,000 shares authorized)	$294,198,979

Net assets consist of:
Capital stock at par value	$19,061
Paid-in capital	253,623,404
Accumulated net investment income	288,823
Accumulated net realized gain	5,175,690
Net unrealized appreciation	35,092,001

Net assets	$294,198,979

Net asset value per share	$15.44

The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Statement of Operations
For the Year Ended August 31, 2003
Investment Income
Dividends*	$2,829,441
Interest	489,809

Total Income	3,319,250
Expenses
Investment advisory fees	2,200,000
Transfer agency and administration fees	458,333
Registration fees	49,266
Custody fees	24,055
Printing and postage costs	31,801
Legal and accounting fees	55,907
Directors fees	13,604
Insurance and other	25,904

Gross expenses	2,858,870

Less: fees paid indirectly	(10,614)
Less: fees reimbursed by investment advisor	(98,256)

Net expenses	2,750,000

Net investment income	569,250

Realized and unrealized gain (loss) on investments
Net realized gain on investments	5,791,605
Change in unrealized appreciation (depreciation) of investments for the period	38,255,796

Net realized and unrealized gain (loss) on investments	44,047,401

Net increase in net assets resulting from operations	$44,616,651

*Net of foreign tax withholdings of $15,740

The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Statement of Changes in Net Assets
	For the year ended August 31
	2003	2002
Increase in net assets from operations

Investment income - net	$569,250	$52,149
Net realized gain on investments	5,791,605	5,996,697
Change in unrealized appreciation	38,255,796	(3,715,357)

Net increase (decrease) in net assets resulting from operations	44,616,651	2,333,489

Distributions
Investment income - net	(264,495)	(15,029)
Realized capital gains	(6,480,141)	(185,523)

Total distributions	(6,744,636)	(200,552)
Capital share transactions*
Subscriptions	189,367,956	248,622,957
Distributions reinvested	6,417,295	190,411
Redemptions	(94,165,592)	(119,441,372)

Total capital share transactions	101,619,659	129,371,996

Total increase in net assets	139,491,674	131,504,933

Net assets at beginning of year	154,707,305	23,202,372

Net assets at end of year	$294,198,979	$154,707,305
*Share information
Subscriptions	14,037,728	19,040,961
Distributions reinvested	511,727	14,707
Redemptions	(7,396,560)	(9,061,413)

The accompanying notes are an integral part of this financial statement.

Aegis Value Fund Inc.
Financial Highlights
For the Years Ended August 31

Following are selected data for each share for the years ended August 31:
	2003	2002	2001	2000	1999

Per share data:
Net asset value - beginning of period	$12.99	$12.12	$9.72	$10.87	$8.21

Income from investment operations

Net investment income	0.04	0.01(2)	0.09	0.23	0.16

Net realized and unrealized gain (loss) on investments	2.92	0.91	3.25	0.47	2.62

Total from investment operations	2.96	0.91	3.34	0.70	2.78

Less distributions declared to shareholders-

Net investment income	(0.02)	--(3)	(0.18)	(0.15)	(0.08)

Net realized capital gains	(0.49)	(0.04)	(0.76)	(1.70)	(0.04)

Total distributions	(0.51)	(0.04)	(0.94)	(1.85)	(0.12)

Net asset value - end of period	$15.44	$12.99	$12.12	$9.72	$10.87

Total investment return	23.69%	7.50%	37.82%	8.86%	33.86%

Ratios (to average net assets)/supplemental data:

Expenses after reimbursement and fees paid indirectly	1.50%(1)	1.50%(1)	1.50%	1.50%	1.50%

Expenses before reimbursement and fees paid indirectly	1.56%	1.54%	2.27%	2.82%	2.62%

Net investment income	0.31%	0.04%	0.89%	2.22%	1.46%

Portfolio turnover	15%	29%	10%	50%	33%

Net assets at end of period (000's)	$294,199	$154,707	$23,202	$1,520	$1,481
(1)	Ratio after expense reimbursement, before fees paid indirectly, is 1.51% in 2003 and 1.52% in 2002
(2)	Based on average shares outstanding during the period
(3)	Less than $0.01

The accompanying notes are an integral part of this financial statement.

Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2003

1. The Organization

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund's principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be materially undervalued based on a company's book value, revenues, or cash flow.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses paid indirectly. Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund's custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $10,614 for the year ended August 31, 2003.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Use of estimates. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Affiliated Entities

The Fund entered into an investment management and advisory services agreement (the "Agreement") with Berno, Gambal & Barbee, Inc. (the "Advisor") that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets. The Agreement shall remain in force through March 31, 2005 and may be renewed for additional two-year periods thereafter. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2003, the Advisor reimbursed the Fund $98,256.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. The fees reimbursed by the Advisor subject to recapture in varying amounts under this agreement at August 31, 2003 are $154,652.

The Fund entered into an agreement with BGB Fund Services, Inc. effective May 1, 2002 to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares for attended board and committee meetings.

4. Investment Transactions

Purchases and sales of investment securities were $80,575,370 and $20,293,789, respectively, for the year ended August 31, 2003. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. At August 31, 2003, the value of affiliated companies totaled $29,902,871 (cost basis $29,855,914), representing 10.6% of the Fund's investments in securities. For the year then ended, $350,683 (12.4%) of dividend income, no interest income, and no net realized gain reflected in the accompanying financial statements resulted from transactions with affiliated companies.

5. Distributions to Shareholders

Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences without impacting the net asset value of the Fund.

On December 13, 2002, a distribution of $0.51 was declared. The distribution was paid on December 18, 2002 to shareholders of record December 17, 2002.

The tax character of distributions paid during years ended August 31, 2003 and August 31, 2002 were as follows:
Distribution paid from:	2003	2002
Ordinary income	$6,215,644	$15,029
Long-term capital gain	528,992	185,523

	$6,744,636	$200,552

As of August 31, the components of distributable earnings on a tax basis were as follows:
	2003	2002
Undistributed ordinary income	$1,797,337	$5,655,185
Undistributed long-term gain	3,667,176	178,670

Unrealized appreciation	45,078,724	8,087,258
Unrealized depreciation	(9,986,723)	(11,158,357)
Total	$35,092,001	$(3,071,099)

Aegis Value Fund Inc.
Report of Independent Auditors

To the Board of Directors and Shareholders of
Aegis Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. (the "Fund") at August 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the periods on or prior to August 31, 2001 were audited by other independent accountants whose report, dated September 21, 2001, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Baltimore, Maryland
October 24, 2003
Fund Directors
Name, Age and Address	Position	Business Experience and Directorships During the Past 5 Years
William S. Berno* (49) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Director	President and Managing Director of Berno, Gambal & Barbee, Inc. since 1994; President and Director of the Fund since 1997.
Scott L. Barbee* (32) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	Treasurer, Director	Treasurer and Managing Director of Berno, Gambal & Barbee, Inc. since 1997; Treasurer and Director of the Fund since 1997.
Edward P. Faberman (57) Ungaretti & Harris 1500 K Street N.W. Suite 250 Washington, DC 20006	Director	Attorney with the firm of Ungaretti & Harris since 1996; Director of the Fund since 1997.
Eskander Matta (33) Wells Fargo & Co. 550 California Street 2nd Floor San Francisco, California 94111	Director

VP of Enterprise Internet Services, Wells Fargo & Co. since 2002; Director of Strategic Consulting with Cordiant Communications, 2001-2002; Director of Strategic Consulting, Organic, Inc. 1999-2001; Investment banker, CSFirst Boston, 1996-99; Director of the Fund since 1997.

Albert P. Lindemann III (41) Faison Enterprises 121 West Trade Street Suite 2550 Charlotte, North Carolina 28202	Director	Director, Faison Enterprises, since 2000; Real estate development, Trammell Crow Co., 1995-2000; Director of the Fund since 2000.

Fund Secretary
Paul Gambal* (44) 1100 North Glebe Road Suite 1040 Arlington, VA 22201	Secretary	Chairman, Secretary and Managing Director of Berno, Gambal & Barbee, Inc. since 1994; Secretary of the Fund since 1997.

*indicates persons who are affiliated with Berno, Gambal & Barbee, Inc., the Fund's investment advisor, and are therefore considered to be "interested persons" under the Investment Company Act of 1940, Section(2)(a).

How to Obtain Additional Information:

The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the Fund at 800-528-3780.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-528-3780.

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, upon request by calling the Fund at 800-528-3780.

Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Phone: (800) 528-3780
Fax: (703) 528-1395
Internet: www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
PricewaterhouseCoopers LLP
250 W. Pratt Street, Suite 2100
Baltimore, Maryland 21201

Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, DC 20006

Item 2.  Code of Ethics.

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether theses individuals are employed by the Registrant or a third party.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3)Registrant's Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.  Principal Accountant Fees and Services.

Disclosure requirement not currently effective.

Item 5.  Audit Committee of Listed Registrant.

Not Applicable.

Item 6.  [Reserved].

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)Aegis Value Fund, Inc.

By (Signature and Title)* /s/William S. Berno
William S. Berno, President

Date:  November 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/William S. Berno
William S. Berno, President

Date:   November 7, 2003

By (Signature and Title)* /s/Scott L. Barbee
Scott L. Barbee, Treasurer

Date:  November 7, 2003

* Print the name and title of each signing officer under his or her signature.